UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

Bank Tower, Room 1001
205 Dun Hua North Road
Taipei 105, Taiwan
Republic of China
(Address of principal executive offices)           (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-742-1818

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Taiwan Office:
Room 1001, 205 DunHua North Road
Taipei, Taiwan, Republic of China
Tel: 886-2-2715-2988
Fax: 886-2-2715-3166

Officers and Trustees:
David N. Laux, Chairman and Trustee
Steven R. Champion, President and Chief Executive Officer
Edward B. Collins, Trustee and Audit Committee Member
Frederick C. Copeland, Jr., Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Cheryl Chang, Chief Financial Officer, Treasurer and Secretary

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent,
Paying and Plan Agent:
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
U.S.A.
Telephone: 1-800-426-5523

Investor Relations & Communications:
Citigate Financial Intelligence
111 River Street, Suite 1001
Hoboken, NJ 07030 U.S.A.
Telephone: (201) 499-3500

U.S. Legal Counsel:
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110-1726
U.S.A.
Tel: (617) 951-8000

For information on the Fund, including the NAV,
please call toll free 1-800-343-9567.

LOGO: Taiwan Greater China Fund

Annual Report
December 31, 2004

DEAR STOCKHOLDERS

During 2004, the Fund undertook a major transformation, beginning on January 2 when it began trading on the New York Stock Exchange as Taiwan Greater China Fund (Ticker: “TFC”). This recognized the Board of Trustees’ new strategy of investing primarily in Taiwan Stock Exchange listed companies which derive or which are expected to derive a substantial portion of their revenues by exporting to or operating in mainland China. The Fund also underwent a reorganization of its status in Taiwan where it cancelled its longstanding investment contract with International Investment Trust Company and ceased to be regulated as a fund managed by a local Securities Investment Trust Enterprise. Under its new structure, the Fund is self-managed and regulated in Taiwan as a Foreign Institutional Investor. The Fund received cash from the old fund during the last week in February, reinvested the proceeds over the next few trading days, and was substantially reinvested in accordance with the new investment strategy on March 1. The transition was seamless, and the Fund began anew with a unique, tightly focused investment strategy.

The economic logic for the Fund’s strategic redirection is compelling. The rapid growth of China is one of the great economic success stories of recent history, and Taiwan-based companies are playing an important role in this process as they shift their manufacturing operations to the mainland. Although the statistics remain somewhat imprecise, Taiwan companies’ direct investment into mainland China has been estimated to approximate $100 billion. Approximately, one million citizens of Taiwan are living in China, and the mainland has become Taiwan’s largest export market, which also accounts for most of the growth in the island’s exports. Taiwan invested companies account for approximately 15% of total Chinese exports, with levels as high as 60-70% of total exports in information technology hardware.

We believe that Taiwan-listed companies offer a uniquely attractive way to invest in China’s economic boom and that businessmen from Taiwan are in many ways the most adaptable and successful investors in the mainland. Additionally, we believe that Taiwan-based companies generally benefit from superior governance and transparency when compared to their mainland-based competitors. We also believe that the regulatory and legal systems governing the operations of Taiwan companies provide a superior risk control mechanism when compared with local companies operating in China.

As we began implementing our new investment strategy, we had three related goals, all focused on increasing shareholder value: improving investment performance, controlling expenses, and eliminating or narrowing TFC’s discount to its net asset value. We believe that we made great progress in all these areas during the last year.

During the first two months of 2004, prior to the refocusing and reinvestment of the Fund, the trend of underperformance relative to the Taiwan Stock Exchange Index (“TAIEX”) continued. During this period, TFC’s share price underperformed the TAIEX by 13.85 percentage points on both a price appreciation and total return basis, and the Fund’s net asset value lagged the index by 9.21 percentage points on the same basis.

This situation changed dramatically following the implementation of the new strategy and the change to self-management. During the period from March 1 to year-end, TFC’s share price declined 1.41% on a price appreciation basis and 1.18% on a total return basis which compares favorably to declines of 8.03% and 5.73%, respectively, in the Taiwan China Strategy

Index (“TCSI”). Likewise, the Fund’s net asset value after expenses outperformed the TCSI by 3.41 percentage points on a price appreciation basis and 1.32 percentage points on a total return basis. The TCSI was developed by the Fund in cooperation with MSCI and is calculated by MSCI. It is available on our website, www.taiwangreaterchinafund.com.

TFC’s share price also outperformed the TAIEX during the March 1 to December 31 period by 5.30 percentage points on a price appreciation basis and by 3.37 percentage points on a total return basis. The Fund’s net asset value after expenses outperformed the TAIEX by 2.09 percentage points on a price appreciation basis and by 0.13 percentage points on a total return basis. All returns are on a US dollar basis. These strong returns are even more positive when one adds back the 2.31% in expenses incurred in the year’s final ten months to isolate pure investment return.

We view ourselves as long-term investors and under most circumstances make no effort to time the market or to trade aggressively in the short-term. The 137% turnover ratio shown in the annual report should be looked at in the context of the Fund being required to liquidate its entire portfolio as a part of our legal restructuring in Taiwan and to reinvest it in accordance with our new strategy. We tilt the Fund toward value stocks, and at year-end 2004, using MSCI data, it had a weighted average price-earnings ratio of 11.2, a weighted average price-book ratio of 2.1, and a weighted average dividend yield of 3.3%.

The Fund’s expense ratio in 2004 was 2.79%, and we are taking aggressive steps to reduce this figure. Approximately, 29% of last year’s total expense was in the category of legal expenses, and we have taken steps to reduce this expense in 2005. Many routine legal tasks which had previously been handled by external counsel will now be provided more economically by our new administrator and custodian, Brown Brothers Harriman. We also hope to avoid some of the significant expenses associated with our need to respond to activist shareholders during the past few years. We have budgeted for a major reduction in the expense ratio for 2005, and we will keep you informed on our progress in this area along the way.

During 2004, the Fund’s average discount to net asset value was 9.99%, a sharp reduction from previous years and the lowest average discount for the Fund since 1996. The Fund tendered for one-third of its shares at 99% of net asset value in September, 2004 and also commenced a share buy-back program for up to 10% of total shares outstanding. To date, the Fund has repurchased 318,000 shares at an average price of $4.69 and an average discount of 8.2%. From year-end 2004 to the date of this letter, the Fund’s discount has averaged 8.2%.

We believe that the Fund’s focus on shareholder value, its unique investment strategy, and its improved performance are beginning to be recognized by the market. We will continue to focus our attention on providing value through investment performance, reduced expenses, and close attention to our discount.

Respectfully submitted,

Steven R. Champion President and
Chief Executive Officer

February 15, 2005

Portfolio Highlights
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF DECEMBER 31, 2004
Industry Diversification

Percent of
Industry U.S. $ Value Net Assets
Computer Systems & Hardware	22,706,730	19.50%
Semiconductors	16,138,715	13.86
Plastics	14,035,071	12.05
Steel & Other Metals	10,059,536	8.64
Computer Peripherals/ODM	9,988,456	8.58
Flat Panel Displays	9,831,222	8.44
Other - Non-Technology	5,265,230	4.52
Transportation	4,207,577	3.61
Electronics Components	4,128,776	3.54
Automobile	3,424,359	2.94
Electrical & Machinery	3,121,687	2.68
Cement	2,677,127	2.30
Foods	2,390,911	2.05
Communications Equipment	2,345,166	2.01
Rubber	1,789,646	1.54
Textiles	695,035	0.60
Glass, Paper & Pulp	679,070	0.58
Chemicals	577,599	0.50
Retailing	534,813	0.46
Electronics - General	516,205	0.44
Other Assets in Excess of Liability	1,014,831	0.87
Short Term Investments	338,875	0.29
Net Assets	$116,466,637	100.00

TAIWAN GREATER CHINA FUND
Consolidated Schedule of Investments / December 31, 2004

COMMON STOCKS — 98.84%				% of	Market Value
Automobile — 2.94%				Net Assets	U.S. Dollars
	1,071,000	shs.	China Motor Corp.	1.16%	$ 1,354,435
	181,528		Tong Yang Industry Co., Ltd.	0.24%	279,948
	302,000		TYC Brother Industrial Co., Ltd.	0.25%	292,395
	1,286,885		Yulon Motor Co., Ltd.	1.29%	1,497,581
					3,424,359
Cement — 2.30%
	1,912,090		Asia Cement Corporation	1.16%	1,350,768
	2,012,290		Taiwan Cement Corp.	1.14%	1,326,359
					2,677,127
Chemicals — 0.50%
	844,000		Eternal Chemical Co., Ltd.	0.50%	577,599

Communications Equipment — 2.01%
	947,748		D-Link Corp.	0.95%	1,105,908
	527,450		Zyxel Communicationns Corp.	1.06%	1,239,258
					2,345,166
Computer Systems & Hardware — 19.50%
	781,286		Acer Inc.	1.11%	1,293,581
	117,166		Advantech Co., Ltd..	0.25%	284,523
	2,161,000		Asustek Computer Inc.	4.95%	5,758,850
	1,076,284		Compal Electronics Inc.	0.92%	1,075,996
	751,600		Elitegroup Computer Systems Co., Ltd.	0.44%	516,735
	201,950		Giga-Byte Technology Co., Ltd.	0.21%	244,568
	2,535,417		Hon Hai Precision Industry Co., Ltd.	10.09%	11,754,145
	800,550		Inventec Corp.	0.35%	409,004
	761,743		Quanta Computer Inc.	1.18%	1,369,328
					22,706,730
Electrical & Machinery — 2.68%
	861,000		Teco Electric & Machinery Co., Ltd.	0.24%	279,682
	5,209,000	*	Walsin Lihwa Corp.	2.44%	2,842,005
					3,121,687
Electronic Components — 3.54%
	199,000		Career Technology (MFG.) Co., Ltd.	0.24%	285,554
	89,800		Catcher Technology Co., Ltd.	0.25%	295,949
	447,150		Delta Electronics Inc.	0.68%	789,706
	108,400		Largan Precision Co., Ltd.	0.52%	605,100
	109,909		Merry Electronics Co., Ltd.	0.23%	263,434
	230,347		Tripod Technology Corp.	0.28%	331,989
	755,996		Wus Printed Circuit Co., Ltd.	0.30%	350,478
	3,356,000	*	Yageo Corp.	1.04%	1,206,566
					4,128,776
Electronics — 0.44%
	349,000		Synnex Technology International Corp.	0.44%	516,205

Flat-Panel Displays — 8.44%
	3,912,000	shs.	AU Optronics Corp.	4.86%	5,662,860
	1,375,913		Chi Mei Optoelectronics Corp.	1.59%	1,857,202
	3,897,000	*	Chunghwa Picture Tubes, Ltd.	1.52%	1,769,772
	918,000	*	Quanta Display Inc.	0.47%	541,388
					9,831,222
Food — 2.05%
	4,567,000		Uni-President Enterprise Corp.	2.05%	2,390,911

Glass, Paper & Pulp — 0.58%
	409,160		Taiwan Glass Ind. Corporation.	0.33%	387,114
	529,000		Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.25%	291,956
					679,070
ODM-- Peripherals — 8.58%
	3,451,700		BenQ Corp.	3.41%	3,973,289
	1,067,000		CMC Magnetics Corp.	0.47%	551,865
	3,350,300		Lite-on Technology Corp.	3.08%	3,581,852
	598,200		Premier Image Technology Corp.	0.51%	590,493
	3,469,009		Ritek Inc.	1.11%	1,290,957
					9,988,456
Plastics — 12.05%
	2,916,320		Formosa Chemicals & Fiber Corp.	4.78%	5,564,355
	2,074,980		Formosa Plastics Corp.	3.06%	3,566,438
	2,671,920		Nan Ya Plastics Corp.	3.52%	4,095,284
	1,060,000		Taiwan Styrene Monomer Corp.	0.69%	808,994
					14,035,071
Retailing — 0.46%
	332,512		President Chain Store Corp.	0.46%	534,813

Rubber — 1.54%
	1,401,160		Cheng Shin Rubber Ind. Co., Ltd	1.54%	1,789,646

Semiconductors — 13.86%
	1,402,314	*	Advanced Semiconductor Engineering, Inc.	0.91%	1,061,404
	86,000		MediaTek Inc.	0.51%	585,837
	100,400		Novatek Microelectronics Corp.	0.30%	351,464
	707,100		Siliconware Precision Industries Co., Ltd.	0.50%	584,260
	181,600		Sunplus Technology Co., Ltd.	0.22%	255,432
	5,311,614		Taiwan Semiconductor Manufacturing Co., Ltd.	7.26%	8,459,451
	7,487,640	*	United Microelectronics Corp.	4.16%	4,840,867
					16,138,715
Steel & Other Metals — 8.64%
	7,430,260		China Steel Corp.	7.20%	8,389,022
	2,235,000		Yieh Phui Enterprise Co., Ltd.	1.44%	1,670,514
					10,059,536
Textiles — 0.60%
	864,256		Far Eastern Textile Ltd.	0.60%	695,035

Transportation — 3.61%
	791,600		China Airlines Ltd.	0.39%	451,865
	727,602	*	Eva Airways Corp.	0.31%	357,967
	1,247,620		Evergreen Marine Corp. (Taiwan) Ltd.	1.08%	1,263,024
	461,150		Wan Hai Lines Ltd.	0.41%	481,387
	1,713,227		Yang Ming Marine Transport Corp.	1.42%	1,653,334
					4,207,577
Other — 4.52%
	1,029,000	shs.	Giant Manufacturing Co., Ltd.	1.52%	1,768,627
	643,000		Great China Metal Industry Co., Ltd.	0.38%	440,043
	166,480		Nien Made Enterprise Co., Ltd.	0.22%	262,516
	2,499,326		Pou Chen Corp.	1.91%	2,222,779
	298,000		Taiwan Fu Hsing Industrial Co., Ltd.	0.28%	325,175
	271,887		Taiwan Hon Chuan Enterprise Co., Ltd.	0.21%	246,090
					5,265,230

TOTAL COMMON STOCK (COST $120,507,085)					115,112,931

SHORT-TERM SECURITIES — 0.29%
Time Deposit — 0.29%
Bank of America (London), 1.600%, Due 12/03/05				0.29%	338,875

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE				99.13%	115,451,806
(COST $120,845,960)

OTHER ASSETS (LESS LIABILITIES)				0.87%	1,014,831

NET ASSETS				100.00%	$ 116,466,637

* Non-income producing: these stocks did not pay a cash dividend during the year.

See accompanying notes to consolidated financial statements.

TAIWAN GREATER CHINA FUND
Consolidated Statement of Assets and Liabilities
December 31, 2004 (Expressed in U.S. Dollars)

Assets

Investments in securities at market value (Note 2B, 2C, 3 and 6):
	Common stocks (cost ── $120,507,085)	$ 115,112,931
	Short-term securities (cost ─ $338,875)	338,875
	Total investments in securities at market value (cost ─ $120,845,960)	115,451,806

Cash		356,516
Foreign Cash ($892,469)		916,489
Receivable for sale of investments		453,940
Office equipment (Note 2D)		28,484
Prepaid expenses and other assets		66,296
	Total assets	117,273,531

Liabilities

Accrued employee salaries and bonus		317,975
Professional fees payable		150,563
Payable for fund shares repurchased		115,192
Administration fee payable (Note 4)		66,737
Custodian fee payable (Note 5)		28,130
Accrued Republic of China taxes (Note 2H)		1,095
Other accrued expense		127,202
	Total liabilities	806,894

Net assets		$ 116,466,637

Components of net assets

Par value of shares of beneficial interest (Note 7)		216,870
Additional paid-in capital (Note 7)		228,972,331
Accumulated net investment income		36,194,899
Accumulated realized loss on investments		(110,482,624)
Unrealized depreciation on investments (Note 6)		(5,394,154)
Cumulative translation adjustment (Note 2F)		(33,040,685)

Net assets		$ 116,466,637

Net asset value per share (21,687,018 shares issued and outstanding, par value $0.01)		$5.37

See accompanying notes to consolidated financial statements.

TAIWAN GREATER CHINA FUND
Consolidated Statement of Operations
For the Year Ended December 31, 2004 (Expressed in U.S. Dollars)

Investment income (Note 2C)
	Dividends		$ 4,999,694
	Interest		24,787
	Other		54,328
			5,078,809

Republic of China taxes (Note 2H)			1,407,654

			3,671,155

Expenses
	Management fee (Note 4)		346,141
	Portfolio management expenses
		Personnel expenses	857,230
		Travel expenses	101,473
		Research expenses	71,429
		Rental expenses	25,670
		Other expenses	97,837

Legal fees and expenses			1,176,960
Administrative fee (Note 4)			368,067
Shareholder communication expenses			260,491
Trustee fees and expenses (Note 8)			227,932
Custodian fee (Note 5)			200,552
Audit fee			146,625
Insurance expenses			83,275
Other expenses			96,242

			4,059,924

Net investment loss			(388,769)

Net realized and unrealized gain (loss) on investments and foreign currencies (Note 2E, 2J and 6)
	Net realized gain on:
		investments (excluding short term investments)	15,672,129
		foreign currency transactions	48,283
		cumulative effect of a change in accounting principle	(1,823,027)
		net realized gain on investments and foreign currency transactions	13,897,385

	Net changes in unrealized appreciation / depreciation on:
		investments	(22,597,331)
		translation of assets and liabilities in foreign currencies	7,678,828
		cumulative effect of a change in accounting principle	1,823,027

	Net realized and unrealized gain from investments and foreign currencies		801,909

	Net increase in net assets resulting from operations		$ 413,140

See accompanying notes to consolidated financial statements.

TAIWAN GREATER CHINA FUND
Consolidated Statement of Changes in Net Assets
For the Years Ended December 31, 2004 and 2003 (Expressed in U.S. Dollars)

			2004	2003
Net increase/decrease in net assets resulting from operations
	Net investment loss		$ (388,769)	(673,737)
	Net realized gain / loss on investments and foreign currency transactions		13,897,385	(11,991,683)

	Unrealized appreciation / depreciation on investments (including the effect of a change in accounting principlr) (Note 2J)		(20,774,304)	35,930,915

	Unrealized appreciation / depreciation on translation of assets and liabilities in foreign currencies		7,678,828	3,561,353

	Net increase in net assets resulting from operations		413,140	26,826,848

	Distribution to shareholders		(326,989)	(1,961,939)

	Capital share transactions:
		Cost of tender offer (Note 7B)	(50,901,403)	-
		Cost of shares repurchased (Note 7A)	(518,737)	-

	Net assets, beginning of period		167,800,626	142,935,717

	Net assets, end of period		$116,466,637	167,800,626

See accompanying notes to consolidated financial statements.

TAIWAN GREATER CHINA FUND
Consolidated Financial Highlights
(Expressed in U.S. Dollars)

			Years Ended December 31,
			2004	2003	2002	2001	2000

Per share operating performances:
	Net asset value, beginning of year		5.13	4.37	5.40	5.78	10.23
	Net investment loss		(0.01)	(0.02)	(0.06)	(0.05)	(0.11)
	Net realized and unrealized gain / loss on investments (a)		(0.24)	0.73	(1.02)	0.06	(3.56)

	Net realized and unrealized appreciation / depreciation on translation of foreign currencies (a)		0.26	0.11	0.05	(0.39)	(0.41)

		Total from investment operations	0.01	0.82	(1.03)	(0.38)	(4.08)

Distributions to Shareholders from:
	Net investment income		(0.01)	(0.06)	—	—	—
	Net realized gain on investments		—	—	—	—	(0.37)
		Total distributions*	(0.01)	(0.06)	—	—	(0.37)

Capital Stock Transactions:
	Share Tender offer/Repurchase		0.24	—	—	—	—

Net asset value, end of year			5.37	5.13	4.37	5.40	5.78

Per share market price, end of year			4.90	4.75	4.05	4.75	4.56

Total investment return (%):
	Based on Trust's market price		3.42	18.79	(14.74)	4.17	(41.71)
	Based on Trust's net asset value		4.94	18.75	(19.07)	(6.57)	(39.94)
	U.S. $ return of Taiwan stock exchange index		11.69	35.32	(19.03)	10.16	(46.62)

Ratios and supplemental data:
	Net assets, end of year (in thousands)		116,467	167,801	142,936	176,526	188,939
	Ratio of expenses to average net assets (%)		2.79	2.57	2.19	2.01	1.67
	Ratio of net investment loss to average net assets (%)		(0.27)	(0.44)	(1.23)	(1.01)	(1.09)
	Portfolio turnover ratio (%)		137	78	107	173	165

* See Note 2G for information concerning the Trust’s distribution policy.
(a) Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation.

See accompanying notes to consolidated financial statements.

TAIWAN GREATER CHINA FUND
Notes to Consolidated Financial Statements / December 31, 2004 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund (the “Fund”). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited (“IIT”) and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in the Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Fund was subsequently liquidated.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to Net Asset Value (“NAV”) of more than 10% in any consecutive 12-week period after the most recent vote by the Trust’s shareholders, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the period from September 7, 2004 to November 26, 2004, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2005 annual meeting. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation and principles of consolidation— The accompanying consolidated financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles. The consolidated financial statements include the accounts of the Fund (operation ended February 22, 2004). All significant inter-company transactions and balances have been eliminated in consolidation.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at amortized cost, which approximates fair value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. When price movements are constrained by collars imposed by Republic of China regulations and when market quotations are not otherwise readily available, securities are valued at fair value as determined in good faith under the procedures established by and under the supervision of the Trust’s Trustees.

C — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

D — Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

E — Realized gains and losses — For federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2004, the Trust utilized $7,902,568 of capital loss carryover with a total capital loss carryover of $109,550,145 remaining. This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $81,239,188 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December

TAIWAN GREATER CHINA FUND
Notes to Consolidated Financial Statements / December 31, 2004 (Expressed in U.S. Dollars)

31, 2010 and $11,721,463 of such loss will expire on December 31, 2011.
Post October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004. In accordance with federal income tax regulations, the Trust expects to elect to defer capital losses of $932,479 and currency losses of $635,744 and treat them as arising in the following fiscal year.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying consolidated financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 2004, that rate was approximately NT$31.7085 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. In order to reconcile such differences, accumulated net investment income was increased by $34,599,489, accumulated net realized loss on investments was increased by $8,229,402, and additional paid in capital was decreased by $26,370,087 to reflect the impact of such differences in accordance with U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

The Trust declared a dividend of $0.01 a share, payable on July 30, 2004, to shareholders of record on July 12, 2004 (ex-date July 8, 2004). Such dividend of $326,989 represents the undistributed net investment income totaling $299,668 as of December 31, 2003.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2004 and 2003 were as follows:
	2004	2003
Ordinary income	$326,989	1,961,939
Long-term capital gain	-	-
	$326.989	1,961,939

As of December 31, 2004 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$ -
Accumulated capital and other losses	(109,550,144)
Unrealized appreciation (depreciation)	(5,394,154)
$(114,944,298)

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the twelve months ended December 31, 2004, total par value of stock dividends received was $2,047,510.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $724,836 paid for the twelve months ended December 31, 2004.

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts

TAIWAN GREATER CHINA FUND
Notes to Consolidated Financial Statements / December 31, 2004 (Expressed in U.S. Dollars)

reported in the consolidated financial statements, consolidated financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Change in accounting policy for measurement of the cost basis of investments— During the year the Trust changed from use of the average-cost method of measuring the cost of investments for financial statement reporting to the specific identification method which enables the Trust to more closely align the measure of cost used for both financial reporting and tax reporting. This change has been evaluated by the Trust as a change in application of an accounting principle which, pursuant to accounting requirements under U.S. generally accepted accounting principles, should be applied retroactively to all financial statement periods presented if the effect of change is deemed to be material to those financial statements. The effect of adopting this change was to reduce reported realized gains for the year ended December 31, 2004 by $1,823,027 with an offsetting increase in the net change in unrealized appreciation/depreciation. The impact of adopting this change in application of accounting principle was not material to the reported cost of net investments as of December 31, 2003. This change has no impact on the Trust’s valuation of investments described in Note 2(B).

Note 3 — Investment Considerations
Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment and Administrative Management
A — As described in Note 1, the Trust’s investment management agreement with IIT (the “Investment Contract”) was terminated on February 23, 2004, and the Trust was converted to internal management. Before the termination of the Investment Contract, the Trust paid IIT a fee in NT$, which was accrued daily and paid monthly in arrears, at the annual rate of 1.35% of the net asset value (“NAV”) with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.15% of such NAV equal to or in excess of NT$6 billion up to NT$8 billion, 0.95% of such NAV equal to or in excess of NT$8 billion up to NT$10 billion and 0.75% of such NAV equal to or in excess of NT$10 billion.

B — Upon the termination of the Investment Contract, the Trust entered into an administrative services agreement with IIT. Pursuant to this agreement, IIT provided clerical, accounting, tax, regulatory compliance and other administrative services to the Trust. The Trust paid IIT a fee for these services, from February 23, 2004 to September 30, 2004, in NT$ at an annual rate of 0.15% of the Trust’s average daily NAV.

C — As of October 1, 2004, Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million.
Note 5 — Custodian
Prior to October 1, 2004, the Central Trust of China (“CTC”) served as custodian of the assets of the Trust held in the R.O.C. From February 23, 2004 to September 30, 2004, the Trust paid CTC a monthly fee in NT$ at the annual rate of 0.13% of the NAV of the Trust’s assets up to NT$6 billion, 0.12% of such NAV equal to or in excess of NT$6 billion up to NT$8 billion, 0.11% of such NAV equal to or in excess of NT$8 billion up to NT$10 billion and 0.10% of such NAV equal to or in excess of NT$10 billion. Before February 22, 2004, pursuant to the Investment Contract, the Trust paid CTC a monthly fee at the annual rate of 0.15% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.13% of such NAV equal to or in excess of NT$6 billion up to NT$8 billion, 0.11% of such NAV equal to or in excess of NT$8 billion up to NT$10 billion and 0.09% of such NAV equal to or in excess of NT$10 billion, subject to a minimum annual fee of NT$2.4 million.

As of October 1, 2004, BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200

TAIWAN GREATER CHINA FUND
Notes to Consolidated Financial Statements / December 31, 2004 (Expressed in U.S. Dollars)

million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 6 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the twelve months ended December 31, 2004, included approximately $191,060,693 for stock purchases and approximately $240,658,515 for stock sales, respectively. At December 31, 2004, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was $120,507,085. At December 31, 2004, the unrealized depreciation of $5,394,154 for financial reporting purposes consisted of $7,639,217 of gross unrealized appreciation and $13,033,371 of gross unrealized depreciation.

Note 7 — Shares of Beneficial Interest A — The Trust’s Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program, the Board of Trustees has authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2004, the Trust repurchased 112,300 shares at an average price of $4.57. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 9.28%. At December 31, 2004, 21,687,018 shares were outstanding.

B — In September 2004, the Trust accepted 10,899,658 shares for payment at a price of $4.67 per share in accordance with its tender offer for up to that number. Pursuant to the tender offer, the purchase price was equal to 99% of the Trust’s net asset value per share determined as of the conclusion of the tender offer. The purchased shares constituted approximately one-third of the Trust’s previously outstanding shares.

Note 8 — Trustee Fees and Expenses
The amount shown is comprised of trustee fees and expenses, which included spousal travel expenses through the meeting of the Board of Trustees held in February 2004 but not, by decision of the Board of Trustees, thereafter. Aggregate trustee remuneration for the twelve months ended December 31, 2004 was $122,279.

Tax Footnote Disclosure - Foreign Tax Credit Pass-Through Disclosure (Unaudited)

The Trust paid foreign taxes of $1,407,654 and recognized foreign source income of $5,078,010 during its fiscal year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Trust designated such amounts as having been paid in connection with dividends distributed from investment company taxable income during its fiscal year ended December 31, 2004.

The Trust and its predecessors, The Taiwan (R.O.C.) Fund and The R.O.C. Taiwan Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 2003. The Trust intends to apply for such status for succeeding accounting periods.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 1997-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in

TAIWAN GREATER CHINA FUND
Notes to Consolidated Financial Statements / December 31, 2004 (Expressed in U.S. Dollars)

Taiwan for Continental Illinois National Bank.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2004 is available on the Trust’s website and on the SEC’s website.

Portfolio Holdings
The Trust provides a complete list of its Portfolio Holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters (beginning with the third quarter report of September 30, 2004), the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list for the first and third quarters with the Securities and Exchange Commission on Form N-Q, which can be looked up on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

KPMG Letterhead

Report of Independent Registered Public Accounting Firm

Trustees and Shareholders of
Taiwan Greater China Fund

We have audited the accompanying consolidated statement of assets and liabilities of the Taiwan Greater China Fund, a Massachusetts business trust (the “Trust”), including the consolidated schedule of investments, as of December 31, 2004, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2004, by correspondence with the Trust’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Taiwan Greater China Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with the U.S. generally accepted accounting principles.

/s./ KPMG Certified Public Accountants

Taipei, Taiwan
January 20, 2005

THIS PAGE INTENTIONALLY LEFT BLANK

Information Concerning Trustees and Officers

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served

Non-Interested Trustees
Edward B. Collins (62) China Vest Inc. 160 Sansome Street, 18th Floor, San Francisco California 94104 U.S.A.	Trustee	Trustee since 2000 and until the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof
Frederick C. Copeland, Jr. (63) 125 LaSalle Road, Suite 304 West Hartford Connecticut 06107 U.S.A.	Trustee	Trustee since May 2004 and until the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof
David N. Laux (77) 2560 N. 23rd Road Arlington, Virginia 22207 U.S.A.	Trustee and Chairman	Trustee since 1992 and until the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof; Chairman since July 2004
Robert P. Parker (63) Parker Price Venture Capital, Inc. 101 California Street, Suite 2830 San Francisco, California 94111 U.S.A.	Trustee	Trustee since 1998 and until the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February- July 2004
Non-Trustee Officers
Steven R. Champion (59) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	President, Chief Executive Officer and Portfolio Manager	Since February 2004
Cheryl Chang (40) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Secretary, Treasurer and Chief Financial Officer	Since June 2004

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-343-9567.

Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Managing Director, ChinaVest Group (venture capital investment), since prior to 2000	None
Principal, Deer Ridge Associates, LLC
 (financial consulting), since 2001;
President, Chief Executive Officer and Chief Operating Officer,
Aetna International, from prior to 2000 to
2001; Executive Vice President, Aetna, Inc.
from prior to 2000 to 2001
Far East National Bank Since September 2004
President, US-Taiwan Business Forum, since 2000	None
Chairman, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, Inc.), since prior to 2000	None

Executive Vice President, Bank of Hawaii, 2001-2003; Chief Investment Officer, Aetna International, from prior to 2000 to 2001	None
Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and Advisory Unit of International Practice Group, KPMG (Taipei Office), 2000-2004	None

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. No substantive amendments were adopted and no waivers were granted with respect to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Edward B. Collins qualifies as an audit committee financial expert serving on its audit committee based upon his having earned an MBA in International Business and Finance as well as his experience (i) analyzing and evaluating financial statements as the managing director of a venture capital fund, (ii) reviewing bond portfolios, loan portfolios and establishing reserves as the director of a bank and (iii) working in the credit department of various financial institutions. Mr. Collins is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

-----------------------------------------------------------------------
(a) AUDIT FEES:
-----------------------------------------------------------------------
            REGISTRANT  INVESTMENT ADVISOR
-----------------------------------------------------------------------
FY 2003            $53,500             $0
-----------------------------------------------------------------------
FY 2004             $64,595             $0
-----------------------------------------------------------------------
(b) AUDIT-RELATED FEES:
-----------------------------------------------------------------------
REGISTRANT INVESTMENT ADVISOR

FY 2003             $0                 $0
-----------------------------------------------------------------------
FY 2004             $0                 $0
-----------------------------------------------------------------------
NATURE OF THE AUDIT-RELATED FEES: N/A
-----------------------------------------------------------------------
(c) TAX FEES
-----------------------------------------------------------------------
REGISTRANT INVESTMENT ADVISOR
-----------------------------------------------------------------------
FY 2003             $50,000             $0
-----------------------------------------------------------------------
FY 2004             $41,600             $0
-----------------------------------------------------------------------

NATURE OF TAX FEES: The fees incurred by the registrant related to the preparation of the registrant's federal income and excise tax returns and the provision of tax advice and planning services.
-----------------------------------------------------------------------
(d) ALL OTHER FEES
-----------------------------------------------------------------------
            REGISTRANT         INVESTMENT ADVISOR
-----------------------------------------------------------------------
FY 2003         $9,127                 $0
-----------------------------------------------------------------------
FY 2004         $10,017                 $0
-----------------------------------------------------------------------
NATURE OF ALL OTHER FEES: The fees incurred by the registrant in FY 2003 related to the preparation of an application for distributing fund status in the United Kingdom and research and preparation of a memorandum of advice concerning the tax implications in the Republic of China of the registrant's becoming an internally managed investment company. The fees incurred by the registrant in FY 2004 related to the preparation of an application for distributing fund status in the United Kingdom and research and preparation of a memorandum of advice concerning the tax implications in the Republic of China of the registrant's becoming an internally managed investment company.

(e)(1) AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, the audit committee of the registrant's board of trustees approves the engagement of the registrant's accountants before such accountants are engaged to render audit or non-audit services. Prior to February 23, 2004, pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approved its independent accountants' engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provided ongoing services to the registrant, if such engagement related directly to the operations and financial reporting of the registrant.

(e)(2) PERCENTAGE OF NON-AUDIT SERVICES APPROVED BY THE AUDIT COMMITTEE

All services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT AND THE REGISTRANT'S INVESTMENT ADVISER:

-----------------------------------------------------------------------
            REGISTRANT         INVESTMENT ADVISOR
-----------------------------------------------------------------------
FY 2003           $59,127             $0
-----------------------------------------------------------------------
FY 2004           $51,617             $0
-----------------------------------------------------------------------

(h) The registrant’s audit committee to the board of trustees has considered whether the provision of non-audit services that were rendered to the investment advisor (prior to February 23, 2004) that were not pre-approved pursuant to paragraph (c) (7) (11) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The fees paid by the registrant's investment adviser to the registrant's principal accountant that are listed in sub-item (g) of this Item 4 related solely to applications for distributing fund status on behalf of other, non-U.S. funds managed by the registrant's investment adviser, and hence were not fees that in any way relate to the operations and financial reporting of the registrant. Therefore, such fees were not fees subject to approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and were not submitted for pre-approval by the registrant's audit committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The members of the registrant's audit committee are: Edward B. Collins, chairman, Robert P. Parker and Frederick C. Copeland, Jr.

Messrs Pedro-Pabb Kuczynski and David N. Laux were members of the Audit Committee until February 2004. Mr. Hammond-Chambers was a member of the Audit Committee until April 2004.

ITEM 6. A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the registrant's Board of Trustees. The policies and procedures used by the investment advisor to determine how to vote proxies relating to the registrant’s portfolio securities prior to February 23, 2004, including the procedures used when a vote presents a conflict of interest involving the investment advisor of any of its affiliates, are contained in the summary of ISS's proxy voting guidelines attached hereto as an exhibit to this report.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

8(1) Steven R. Champion has been President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 1997-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C.) Fund, and predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

8(2) Not applicable

8(3) As of December 31, 2004, Mr. Champion received a salary pursuant to an employment agreement he has entered into with the Fund. The salary is a fixed amount and is not based on the Fund's performance over a certain time period or the value of the assets held in the Fund's portfolio. In addition, Mr. Champion is eligible to receive a bonus for the year ended as of December 31, 2004. Such bonus will be calculated based on the performance of the Fund and various other quantative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees.

8(4) As of December 31, 2004, Mr. Champion beneficially owned shares in the registrant with a market value between $10,001 - $50,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1 to September 30	10,899,658(a)	4.67	10,899,658	0 (a)
October 1 to October 31
November 1 to November 30	59,900(b)	4.47	59,900	2,120,032(c)
December 1 to December 31	52,400(b)	4.68	52,400	2,067,632(c)
(a)	Tender offer repurchase
(b)	Open Market repurchase
(c)	Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report based on their evaluation of such disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, such internal controls.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

See Exhibit 99.CodeEth attached hereto.

(b)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940:

See Exhibit 99.Cert attached hereto.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934:

See Exhibit 99.906Cert attached hereto.

(c) PROXY VOTING GUIDELINES REQUIRED BY ITEM 7 OF FORM N-CSR:

See Exhibit 99.PorxyPol attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
----------------------------------
Name: Steven R. Champion
Title: President and Chief Executive Officer

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
----------------------------------
Name: Steven R. Champion
Title: President and Chief Executive Officer

By: /s/ Cheryl Chang
----------------------------------
Name: Cheryl Chang
Title: Chief Financial Officer

Date: February 28, 2005